HIGHLAND FLOATING RATE ADVANTAGE FUND

                           HIGHLAND FLOATING RATE FUND

                        Supplement Dated November 2, 2005
          To Class A, B and C Shares Prospectuses Dated January 1, 2005

                   This Supplement provides new and additional
                    information beyond that contained in the
                        Prospectus and should be read in
                        conjunction with the Prospectus.


         As indicated in the Supplement to the prospectuses dated July 20, 2005, the following are applicable to Class A shares purchased between July 20, 2005 and November 4, 2005: (i) Class A shares bought in single transactions of less than $5 million and without an initial sales charge in accounts aggregating $1 million to $25 million are subject to a 1.00% CDSC if such shares are sold, redeemed or exchanged within the first 18 months after purchase, such 18 month period to commence on the first day of the month in which such shares were purchased; and (ii) Class A shares bought in a single transaction at net asset value in amounts of $5 million or more will be subject to a 1.00% CDSC if such shares are sold, redeemed or exchanged within the first three months following such purchase, such three month period to commence on the first day of the month in which such shares were purchased.

         Effective November 7, 2005, purchases of Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million will be subject to a 1.00% CDSC if such shares are sold, within 18 months of each purchase. The 18-month period begins on the first day of the month in which the purchase was made.

FOOTNOTE #4 TO THE "FUND EXPENSES" TABLE FOUND ON PAGE 8 OF THE PROSPECTUSES IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

(4) Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million are subject to a 1.00% CDSC if the shares are sold within 18 months from each purchase. The 18-month period begins on the first day of the month in which the purchase was made.


THE SUBSECTION ENTITLED "CLASS A SHARES" UNDER THE HEADING "MULTIPLE SHARE CLASSES" ON PAGE 33 OF THE HIGHLAND FLOATING RATE FUND PROSPECTUS AND PAGE 34 OF THE HIGHLAND FLOATING RATE ADVANTAGE FUND PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

CLASS A SHARES. Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your additional purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.
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                                        AS A % OF                  % OF OFFERING
                                        THE PUBLIC    AS A % OF    PRICE PAID TO
                                         OFFERING      YOUR NET      FINANCIAL
AMOUNT INVESTED                           PRICE       INVESTMENT      ADVISOR
Less than $100,000                         3.50          3.63          3.25
$100,000 to less than $500,000             2.25          2.30          2.00
$500,000 to less than $1,000,000           1.25          1.27          1.00
$1,000,000 or more*                        0.00          0.00          0.00

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*Class A shares bought  without an initial sales charge in accounts  aggregating
$1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchased through a fee-based program.

CLASS A SHARES. For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the Distributor as follows:

AMOUNT PURCHASED                                           COMMISSION%
Less than $3 million                                          1.00
$3 million to less than $5 million                            0.80
$5 million to less than $25 million                           0.50
$25 million or more                                           0.25*
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*The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.











                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE

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